UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2022
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 5.07.Submission of Matters to a Vote of Security Holders.
Triumph Bancorp, Inc., held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2022. Of the 25,160,156 shares of common stock outstanding as of February 28, 2022 (the “Record Date”), 20,756,551 shares, or 82.5% of the shares of common stock outstanding as of the Record Date, were present or represented by proxy at the Annual Meeting. At the Annual Meeting, stockholders voted on the following matters:
(1)To elect the following Directors of the Company for a one-year term that will expire at the 2023 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	19,331,592	202,650	3,958	1,218,351
Aaron P. Graft	19,334,083	201,300	2,817	1,218,351
Charles A. Anderson	19,137,318	397,063	3,818	1,218,351
Harrison B. Barnes	19,526,836	8,608	2,756	1,218,351
Debra A. Bradford	19,460,790	73,574	3,835	1,218,352
Richard L. Davis	18,123,130	1,411,211	3,858	1,218,352
Laura K. Easley	19,348,343	186,021	3,835	1,218,351
Maribess L. Miller	19,310,379	223,955	3,866	1,218,351
Michael P. Rafferty	19,461,099	73,243	3,858	1,218,351
C. Todd Sparks	19,294,840	239,502	3,858	1,218,351
(2)To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	19,081,923
Votes Against	384,998
Abstentions	71,278
Broker Non-Votes	1,218,352
(3)To approve an amendment to the Company’s Second Amended and Restated Certificate of Formation to change the name of the Company from Triumph Bancorp, Inc. to Triumph Financial, Inc. Final voting results were as follows:

Votes For	20,751,785
Votes Against	1,174
Abstentions	3,592
(4)To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	20,646,374
Votes Against	105,433
Abstentions	4,742

Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 26, 2022